QVC Group Achieves Key Milestone with Court’s Approval of Comprehensive Financial Restructuring Plan

Confirmed Plan Provides for Significant Reduction of Debt and Unimpaired Treatment for All Vendors

Strengthened Financial Position Will Support Company’s Ongoing Advancement of Transformational WIN Growth Strategy as it Continues Serving Customers Across All Channels and Platforms

Company to Emerge from Court-Supervised Process Upon Satisfaction of Customary Closing Conditions

WEST CHESTER, Pa., July 15, 2026 -- QVC Group, Inc. (“QVC Group” or the “Company”) today announced that it has achieved a significant milestone as it continues to advance its transformational WIN Growth Strategy and drive the future of live social shopping.

As expected, the U.S. Bankruptcy Court for the Southern District of Texas (the “Court”) issued a ruling confirming QVC Group’s comprehensive, prepackaged financial restructuring plan (the “Plan”), which was developed with and supported by a significant majority of the Company’s lenders and noteholders. The reorganized company will emerge from the court-supervised process once the remaining customary conditions to closing are satisfied.

Upon emergence, the Company’s total debt will be reduced from approximately $6.6 billion to $1.325 billion, and all vendors will have their claims paid in full or reinstated. With a more manageable amount of debt, the reorganized company is expected to have greater financial flexibility to pursue long-term growth and profitability as a leader in live social shopping across social platforms, streaming apps, ecommerce sites, stores, and TV channels.

“Today marks a significant turning point for our Company and positions us to emerge from Chapter 11 ready to win in live social shopping,” said David Rawlinson, President and Chief Executive Officer, QVC Group, Inc. “With significantly less debt, we can focus on what matters most – creating uniquely inspiring live social shopping experiences for our customers. We will continue to build on the success we’ve already achieved under our WIN Growth Strategy and capture future opportunities for long-term growth.”

Mr. Rawlinson continued, “We are grateful for the support that our valued business partners and loyal customers have expressed throughout this process. I also want to thank our team members for their steadfast commitment to QVC Group and for delivering the high-quality shopping experiences that our customers expect every day. As we work to formally conclude this process, I look forward to working with our current and future board and shareholders to continue driving value for our incredible customers, team members and stakeholders.”

Issuance, Listing, and Trading of New Common Stock

QVC Group has continued operating as a publicly traded company throughout the reorganization process. Upon emergence, all of QVC Group’s existing shares of preferred and common stock will be cancelled pursuant to the Plan. We expect, subject to applicable approvals, that the reorganized company’s newly-issued shares of common stock will be listed on a national securities exchange under the symbol “QVCG” and that the reorganized company will operate as a publicly traded company.

New Financing

In connection with emergence, the reorganized company expects to have access to a new $600 million line of credit to support its working capital needs and general corporate purposes after emergence, subject to the terms of applicable documentation.

Additional Information

Additional information regarding the court-supervised financial restructuring process is available at forward.qvcgrp.com.

Court filings and other information related to the proceedings are available on a separate website administered by the Company’s claims and noticing agent, Kroll, at https://restructuring.ra.kroll.com/QVC; by calling Kroll representatives toll-free at (888) 575-5337, or +1 (347) 292-4386 for calls originating outside of the U.S. or Canada; or by emailing QVCinfo@ra.kroll.com.

Advisors

Kirkland & Ellis LLP and Gray Reed are serving as legal counsel, Evercore Group L.L.C. is serving as financial advisor, AlixPartners, LLP is serving as restructuring advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to QVC Group and QVC, Inc.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding business, product and marketing strategies, including the outcome and effects of the prepackaged chapter 11 process (the “Chapter 11 Cases”), including the financial restructuring and the reorganized company’s ability to successfully emerge from the process and the timing thereof, future liquidity and sources and uses of financing, future financial performance and prospects, business strategies and initiatives (including our WIN Growth Strategy) and their expected benefits, the listing of the reorganized company’s common stock on a national securities exchange and other matters that are not historical facts. You can identify some of these forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. You should not place undue reliance on these forward-looking statements made in this press release. These forward-looking statements involve many risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such statements, including, without limitation, risks attendant to the bankruptcy process, including the entry and effectiveness of the Confirmation Order, QVC Group’s ability to satisfy customary closing conditions to emergence, obtain any additional court approvals required during the remainder of the Chapter 11 Cases and successfully implement the Plan; the potential adverse effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute QVC Group’s restructuring process, on QVC Group’s liquidity and results of operations (including the availability of operating capital during the pendency of the Chapter 11 Cases); Court rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases in general; the length of time that QVC Group will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the impact of the delisting and downgrade of QVC Group’s capital stock from the Nasdaq Capital Market and OTCQB Venture Market, as applicable; QVC Group’s and QVC, Inc.’s ability to comply with the restrictions imposed by the terms and conditions of certain financing arrangements; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; and employee attrition and QVC Group and QVC, Inc.’s ability to retain senior management and other key personnel due to the distractions and uncertainties; possible changes in market acceptance of new products or services; competitive issues; regulatory matters affecting our businesses; continued access to capital on terms acceptable to QVC Group and QVC, Inc.; changes in law and government regulations; the availability of investment opportunities; general market conditions (including as a result of tariff volatility and uncertainty); the effects of and ability to comply with financial obligations; our ability to continue as a going concern; the effects of impairment losses; issues impacting the global supply chain and labor market; and use of social media and influencers. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and QVC Group and QVC Inc. expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in QVC Group or QVC, Inc.'s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Please refer to QVC Group’s and QVC, Inc.’s filings with the Securities and Exchange Commission, including the most recent Forms 10-K and 10-Q, for additional information about QVC Group, QVC, Inc. and about the risks and uncertainties related to their businesses, which may affect the statements made in this press release.

About QVC Group, Inc.

QVC Group, Inc. (OTCID: QVCAQ, QVCBQ, QVCPQ) is a Fortune 500 company with six leading retail brands – QVC®, HSN®, Ballard Designs®, Frontgate®, Garnet Hill® and Grandin Road® – and other minority interests (collectively, “QVC GroupSM”). QVC GroupSM is a live social shopping company that redefines the shopping experience through video-driven commerce on every screen, from smartphones and tablets to laptops and TVs. QVC

Group brings innovative products, compelling content, and unforgettable moments to millions of shoppers worldwide via social platforms, streaming apps, ecommerce sites and TV channels, making every screen a doorway to discovery, delight and community.

QVC Group reaches more than 200 million homes worldwide via 15 television channels, which are widely available on cable/satellite TV, free over-the-air TV, and FAST and other digital livestreaming TV. The retailer also reaches millions of customers via TikTok Shop (with 10 live channels), the QVC+ and HSN+ streaming experience, Facebook, Instagram, YouTube, Pinterest, websites, mobile apps, print catalogs, and in-store destinations.

Headquartered in West Chester, Pa., QVC Group has team members in the U.S., the U.K., Germany, Japan, Italy, Poland and China. For more information, visit qvcgrp.com, follow QVC Group on YouTube, or search “QVC Group” on LinkedIn.

Contacts

Media Inquiries:

QVC Group Media Relations
media.relations@qvc.com

Michael Freitag / Richard M. Goldman
Joele Frank, Wilkinson Brimmer Katcher
+1 212-355-4449
QVCmediainquiries@joelefrank.com

Investor Inquiries:
investor@qvcgrp.com